Exhibit No. 1



                      TAX SHARING AND INDEMNIFICATION AGREEMENT
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               AGREEMENT, made as of the 27th day of September, 1994, by and between GIANT GROUP, LTD., a Delaware corporation ("GIANT"), and Giant Cement Holding, Inc., a Delaware Corporation ("Cement").

                                W I T N E S S E T H :
                                - - - - - - - - - -

               WHEREAS, GIANT is the parent corporation of an affiliated group or groups of corporations, including Cement;

               WHEREAS, GIANT has filed consolidated Federal income tax returns pursuant to the Code (hereinafter defined) which have included the Cement Group (hereinafter defined);

               WHEREAS, the parties hereto desire to provide that GIANT and its Affiliates (hereinafter defined) and the Cement Group shall pay, with respect to taxable years commencing on or after January 1, 1993, their respective shares, as calculated in accordance with this Agreement, of Federal and State Taxes (as defined herein) as a result of being included in a consolidated Federal income tax return filed for an affiliated group of which GIANT is the parent corporation or as a result of being included in a consolidated, combined or unitary state income tax return;

               WHEREAS, the parties hereto desire to provide that GIANT or Cement, as the case may be, shall prepare the required Federal and State Tax returns for the period(s) commencing on or after January 1, 1993 and the parties also desire to provide each other with the relevant information necessary to prepare such Tax returns;

               WHEREAS, the parties desire to provide for mutual cooperation in connection with audits by any Taxing Authority (hereinafter defined); and

               WHEREAS, the parties desire to provide that Cement indemnify GIANT or that GIANT indemnify Cement, as the case may be, for any Loss (as hereinafter defined).

               NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

                                      SECTION 1

                                      DEFINITION

               For the purposes of this Agreement, the following terms have the following meanings:

               "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person, provided that no member of Cement Group shall be considered an Affiliate of GIANT.

               "Cement Group" means, as of the Closing Date, with respect to Federal Taxes, the members of the affiliated group of corporations (as defined in Section 1504(a) of the Code), of which Cement would be the lawful parent if Cement were not included in the GIANT GROUP, and with respect to the State Taxes, the combined, consolidated or unitary group of which such corporations (which would include Giant Cement Company, Keystone Cement Company and Giant Resource Recovery Company, Inc.) are members if Cement is also included as a member .

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Closing Date" means the date upon which the sale of Cement common stock occurs pursuant to the Registration Statement on Form S-1, initially filed on April 28, 1994.

               "Combined State Tax" means, with respect to each state, any income or franchise Tax payable to such state in which members of the Cement Group file Tax Returns with GIANT or any Affiliate of GIANT on a consolidated, combined or unitary basis for purposes of such income or franchise Tax.

               "Federal Taxes" means United States Federal income, environmental and alternative or add-on minimum taxes.

               "Final Determination" shall mean (i) with respect to Federal Taxes, a "determination" as defined in Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870AD and, with respect to Taxes other than Federal Taxes, any final determination of liability in respect of a Tax provided for under applicable law; and (ii) the payment of Tax by GIANT or Cement (or their respective Affiliates), whichever is responsible for payment of such Tax under applicable law, with respect to any item disallowed by a Taxing Authority, provided that, if such payment constitutes a Loss (as hereinafter defined), the indemnifying party is notified that GIANT or Cement, whichever is responsible, determines that no action should be taken to recoup such disallowed item, and the indemnifying party consents to such determination, which consent shall not be unreasonably withheld.

               "GIANT GROUP" means, with respect to Federal Taxes, the affiliated group of corporations (as defined in Section 1504(a) of the Code) of which GIANT is the common parent, and with respect to State Taxes, the combined, consolidated or unitary group of which GIANT is a member.

               "Group" means the GIANT GROUP and the Cement Group where the distinction between the GIANT GROUP and the Cement Group is not relevant.

               "Loss" is defined in Section 6.01 and 6.02 hereof.
                                    ---------------------

               "Person" means an individual, a trust, estate, partnership, association, company or corporation.

               "Post-Closing Tax Period" means any Tax period (or portion thereof) ending after the Closing Date.

               "Pre-Closing Tax Period" means any Tax period (or portion thereof) ending on or before the Closing Date.

               "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (A) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding on amounts paid, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority (hereinafter a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign).

               "Tax Asset" means any net operating loss, net capital loss, investment Tax credit, foreign Tax credit, charitable deduction or any other Tax credit or Tax attribute which could reduce Taxes (including, without limitation, deductions and credits related to alternative minimum Taxes).

               "Tax Returns" shall mean all income, estimated income, excise, sales, unemployment, employer and employee withholding, social security, occupation, franchise, customs and other Tax returns or Tax reports with respect to Taxes required by Federal (hereinafter "Federal Tax Return"), State (hereinafter "State Tax Return"), or local law or regulation.

               "Tax Sharing Agreement" means the tax sharing agreement, dated November 23, 1993, that is currently in effect.

                                      SECTION 2

                               TAX SHARING; TAX RETURNS

               2.01  Pro Forma 1994 Tax Returns.
                     --------------------------

                    a. On or before the date two (2) months prior to respective due dates (including extensions) for filing of the 1994 consolidated Federal Tax Return of the GIANT GROUP (the "Pro Forma 1994 Federal Tax Return") and for filing of each Combined State Tax Return of the GIANT GROUP (the "Pro Forma 1994 State Tax Return") for the Taxable year that includes the Closing Date with respect to 1994, GIANT, subject to
     Section 2.01(b) hereof, shall deliver to Cement the Pro Forma 1994 Federal
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     Tax Return and each Pro Forma 1994 State Tax Return of, or including, the
     Cement Group (or any member thereof) for (i) the period beginning prior to the Closing Date and ending on the close of business on the Closing Date with the Tax liability of each Group calculated in accordance with Section
                                                                        -------
     2.04 hereof and (ii) the period beginning prior to the Closing Date and
     ----
     ending after Closing Date with the Tax liability of each Group calculated in accordance with Section 2.04 hereof; provided, however, that not later
                        ------------
     than five (5) months prior to each such respective due date for filing (including extensions), GIANT shall have received from Cement all of the data and information required for preparation of the Pro Forma 1994 State Tax Returns and the Pro Forma 1994 Federal Tax Return. Unless Cement timely objects as specified in Section 2.03 hereof, the Pro Forma 1994
                                    ------------
     State Tax Returns shall be the Final Pro Forma 1994 State Tax Returns and the Pro Forma 1994 Federal Tax Return shall be the Final Pro Forma 1994 Federal Tax Return binding on the parties without further adjustment.

                    b. At the option of GIANT, Cement will prepare one or more of the Pro Forma 1994 State Tax Returns of the GIANT GROUP or the Pro Forma 1994 Federal Tax Return of the GIANT GROUP, provided not later than five
     (5) months prior to the respective due date for filing (including extensions) GIANT notifies Cement of this request in writing and provides Cement all of the data and information required for preparation of the Pro Forma 1994 Tax Returns. In such event, unless GIANT timely objects as specified in Section 2.03 hereof, the Pro Forma 1994 State Tax Returns and
                  ------------
     Pro Forma 1994 Federal Tax Returns shall be the Final Pro Forma 1994 State Tax Returns and Final Pro Forma 1994 Federal Tax Returns, respectively, binding on the parties without further adjustment.

               2.02  Pro Forma 1993 Tax Returns.  GIANT has provided the
                     --------------------------
     information necessary for Cement to prepare the pro forma consolidated Federal Tax Return and the pro forma State Tax Returns of the GIANT GROUP for the Taxable year ending December 31, 1993 (a "Pro Forma 1993 Federal Tax Return" and in each case, a "Pro Forma 1993 State Tax Return", respectively). Cement shall endeavor to deliver to GIANT the Pro Forma 1993 Federal Tax Return and the Pro Forma 1993 State Tax Return at least one (1) month prior to the filing date (including extensions) of each of the Tax Returns so that GIANT will have a reasonable opportunity to review the Pro Forma 1993 Tax Returns. Unless GIANT objects pursuant to the procedure set forth in Section 2.03 hereof, the Pro Forma 1993 Federal Tax
                            ------------
     Returns and Pro Forma 1993 State Tax Returns shall be Final Pro Forma 1993 Federal Tax Returns and Final Pro Forma 1993 State Tax Returns, respectively, binding on the parties without further adjustment. (Hereinafter the Pro Forma 1993 Federal and State Tax Returns and the Pro Forma 1994 Federal and State Tax Return are collectively referred to as "Pro Forma Tax Returns".)

               2.03  Review of Pro Forma Tax Returns.  Cement or GIANT, as the
                     -------------------------------
     case may be, shall have the right at such party's expense to review all work papers and procedures used to prepare the Pro Forma Tax Returns. If Cement or GIANT, as the case may be, within ten (10) business days after delivery of the Pro Forma Tax Returns, notifies the other party in writing that it objects to any items on any Pro Forma Tax Return, specifying with particularity any such item and stating the specific factual or legal basis for any such objection, Cement and GIANT shall negotiate in good faith and use their best efforts to resolve such items. Upon resolution of all such items, the relevant Final Pro Forma Tax Return shall be adjusted to reflect such resolution, and, as so adjusted, shall be with respect to the relevant Pro Forma Tax Return, the corresponding Final Pro Forma Tax Return, binding on the parties without further adjustment.

               2.04  Calculation of Tax.  (i) The calculation of the amount of
                     ------------------
     income Tax liability of each Group reflected in the Pro Forma Tax Returns shall be made as if the GIANT Group were filing a consolidated return for the relevant period in a manner consistent with past practices; provided,
                                                                     --------
     further, that income, deductions, credits and losses and applicable state
     -------
     and local apportionment Tax factors shall be computed in a manner consistent with past practices. GIANT and Cement agree that the Pro Forma 1994 Tax Returns for the period (or which includes the period) beginning January 1, 1994 and ending on the Closing Date will be prepared (to the extent that it is applicable) and filed on the basis of a closing of the books of the members of the Cement Group as of the Closing Date.

               (ii) In no event shall the Federal Tax liability or share thereof of each company reflected on the Pro Forma Federal Tax Return (and the Final Federal Tax Return) exceed the amount that would be payable had such liability been calculated in accordance with Treasury Regulation Section 1.1552-1(a)(2) and Treasury Regulation Section 1.1502-33(d)(2)(ii) and in no event shall Combined State Tax liability or share thereof of each company reflected on a Pro Forma State Tax Return (and Final State Tax Return) exceed the amount that would be payable had such liability been calculated in accordance with the principles set forth in Treasury Regulation Section 1.1552-1(a)(2) and Treasury Regulation Section 1.1502-33(d)(2)(ii) or comparable provisions under applicable law.

               2.05  Filing of Tax Returns.  GIANT shall be responsible for the
                     ---------------------
     timely filing of any Federal Tax Return that includes Cement Group for a Pre-Closing Tax Period, and shall, subject to Section 2.06, pay any Tax
                                                   ------------
     shown thereon as due. Cement shall cause to be filed each State Tax Return for 1993 and 1994 for which a member of the Cement Group files on a separate company basis or a consolidated, combined or unitary basis and all the members of such consolidated, combined or unitary group are members of the Cement Group, and shall pay any Tax shown thereon as due. GIANT shall cause to be filed each State Tax Return for 1993 and 1994 for which GIANT or any Affiliate of GIANT files on a separate company basis or on a consolidated, combined or unitary basis and all members of such consolidated, combined or unitary group are members of the GIANT GROUP, and shall pay any Tax shown thereon as due. GIANT shall cause to be filed each State Tax Return for which GIANT or any Affiliate of GIANT files with a member of the Cement Group on a consolidated, combined or unitary basis, and shall, subject to Section 2.07, pay any Tax shown thereon as due.
                           ------------

               2.06  Payment of Federal Tax.  On or before the respective due
                     ----------------------
     dates for the filing of the Federal Tax Returns for 1993 and 1994, Cement shall pay to GIANT, or GIANT shall pay to Cement, as appropriate, an amount reflecting the difference between (i) the sum of the liabilities reflected on the Final 1993 or 1994 Federal Tax Return, as the case may be, of each member of the Cement Group determined under Section 2.04 herein and (ii) the aggregate of all amounts previously paid by the members of the Cement Group with respect thereto.

               2.07  Payment of State Tax.  On or before the respective due
                     --------------------
     dates for the filing of the State Tax Returns for 1993 and 1994, Cement shall pay to GIANT or GIANT shall pay to Cement, as appropriate, an amount reflecting the difference between (i) the sum of the liabilities reflected on the Final Pro Forma 1993 Combined State Tax Returns or the sum of the portion of the liabilities reflected on the Final Pro Forma 1994 Combined State Tax Returns, as the case may be, of each member of the Cement Group determined under Section 2.04 herein over (ii) the aggregate of all amounts
                      ------------
     previously paid by such members of the Cement Group with respect thereto.

               2.08  Interest.  Any payment required under this Section and not
                     --------
     made when due shall bear interest at the rate per annum determined, from time to time, under the provisions of Section 6621(a)(2) of the Code for each day until paid.

                                      SECTION 3

                              COOPERATION ON TAX MATTERS

               3.01  General.  Cement and GIANT shall cooperate fully, as, and
                     -------
     to the extent, reasonably requested by the other party, in connection with any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and, subject to this Section 3, making employees available on a mutually convenient basis
          ---------
     to provide additional information and explanation of any material provided hereunder. GIANT and Cement agree (i) to retain all books and records with respect to Tax matters pertinent to the Cement Group and the GIANT GROUP (other than Cement Group members) relating to any Pre-Closing Taxable Period, and to abide by all record retention agreements entered into with any Taxing Authority, and (ii) to give the other party reasonable written notice prior to destroying or discarding any such books and records and, if the other party so requests, Cement or GIANT, as the case may be, shall allow the other party to take possession of such books and records.

               3.02  Provide Information.  Subject to Section 2, GIANT shall, at
                     -------------------              ---------
     Cement's request, prepare and provide such information as Cement deems reasonably necessary to enable Cement (and/or members of the Cement Group) to file all Tax Returns relating to the 1993 Taxable year. Subject to
     Section 2 Cement shall, at GIANT's request, prepare and provide such
     ---------
     information as GIANT deems reasonably necessary to enable GIANT to file all Tax Returns relating to Pre-Closing Tax Periods during 1994. In addition, five (5) months prior to the due date (including extensions) for filing GIANT's Tax Returns for 1994, Cement shall deliver to GIANT the schedules, worksheets, and data required by GIANT to include the operations of any member of GIANT GROUP and any member of the Cement Group in the Pro Forma Tax Returns for 1994. After the Closing Date, members of the Cement Group shall make available their personnel to (i) satisfy their obligations pursuant to this Section 3 and (ii) satisfy their obligations pursuant to
                      ---------
     Section 2 provided that, as to the Cement Group's obligation pursuant to
     ---------
     Section 2, GIANT shall reimburse Cement for the time spent by such
     ---------
     personnel at their average annual hourly rate of compensation, plus any travel costs.

                                      SECTION 4

                    TERMINATION OF EXISTING TAX SHARING AGREEMENT

               The Tax Sharing Agreement and any and all existing Tax sharing agreements or arrangements binding any member of the Cement Group or GIANT GROUP, and any other agreement, express or implied, relating to Taxable income or Tax Assets of either group shall be terminated as of the effective date hereof. After the effective date hereof, no member of the GIANT GROUP or the Cement Group shall have any further rights or liabilities thereunder for any amounts attributable to a Pre-Closing Period, and this Agreement shall be the sole Tax sharing agreement relating to members of the Cement Group and GIANT and any Affiliate of GIANT for all Pre-Closing Tax Periods.

                                      SECTION 5

                                      ELECTIONS

               Without the prior written consent of Cement or GIANT, as the case may be, which shall not be unreasonably withheld, the parties shall not make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to any member of the other Group, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to any member of the respective Group, take any other action or omit to take any action, if any such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the liability for Taxes of any member of the other Group for any Tax period.

                                      SECTION 6

                                 TAX INDEMNIFICATION

               6.01  Indemnification By GIANT.  GIANT hereby indemnifies the
                     ------------------------
     Cement Group against and agrees to hold each member thereof harmless from any (x) Tax of GIANT and any Affiliate of GIANT (determined, in the case of income Taxes, pursuant to the principles set forth in Section 2.04 and
                                                           ------------
     Section 6.03 hereof), any liability of GIANT for Taxes of any Affiliate of
     ------------
     GIANT, and any liability of GIANT or Affiliate of GIANT as a successor and any liability of GIANT or Affiliate of GIANT as a result of any agreement to indemnify any Person for Taxes, whether express or implied, for any Pre-Closing Tax Period and any Post-Closing Tax Period, and (y) liabilities, costs, expenses (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses), losses, damages, assessments, settlements or judgments arising out of or incident to the imposition, assessment or assertion of any such Taxes, and any liability as transferee, and, in each case, incurred or suffered by Cement or any of its Affiliates on or after the Closing Date (the sum of (x) and (y) being referred to herein as a "Cement Loss" or "Loss" where the distinction between Cement Loss and GIANT Loss is not relevant).

               6.02  Indemnification by Cement.  Cement hereby indemnifies GIANT
                     -------------------------
     against and agrees to hold it harmless from any (x) Tax of any member of the Cement Group attributable to the Post-Closing Tax Period and Pre-Closing Tax Period (determined, in the case of income Taxes, pursuant to the principles set forth in Section 2.04 and Section 6.03 hereof), any
                                 ------------     ------------
     liability of Cement for Taxes of any member of the Cement Group for any Post-Closing and Pre-Closing Period, any liability of any member of the Cement Group as a successor and any liability of a member of the Cement Group as a result of any agreement to indemnify any Person for Taxes, whether express or implied, for any Pre-Closing Tax Period and any Post Closing Tax Period, and (y) liabilities, costs, expenses (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses), losses, damages, assessments, settlements or judgments arising out of or incident to the imposition, assessment or assertion of any such Taxes, and any liability as transferee, and, in each case, incurred or suffered by GIANT, or any of its Affiliates on or after the Closing Date (the sum of (x) and (y) being referred to herein as a "GIANT Loss" or "Loss" where the distinction between Cement Loss and GIANT Loss is not relevant).

               6.03  Determination of Tax Liability.  For purposes of this
                     ------------------------------
     Section 6, the liability for Taxes of each member of the GIANT GROUP shall
     ---------
     be determined in a manner consistent with prior practice used for the allocation of Taxes under Code Section 1552 (regardless of whether the corporation allocated the Tax paid such Tax), adjusted where applicable commencing January 1, 1993 by the principles set forth in Section 2.04
                                                               ------------
     herein.

               6.04  Indemnification Payment.  Upon payment by an indemnified
                     -----------------------
     party of any Loss, the indemnifying party shall discharge its obligation to indemnify the indemnified party against such Loss by paying to the indemnified party an amount equal to the amount of such Loss; provided
                                                                   --------
     that, if the receipt or accrual of any indemnification payment hereunder is
     ----
     determined in a Final Determination to not constitute a tax-free receipt for Federal Tax purposes the indemnifying party shall pay to the indemnified party an After-Tax Amount.

               6.05  Time of Payment.  Any payment pursuant to this Section 6
                     ---------------                                ---------
     shall be made promptly after receipt by the indemnifying party of written notice from the indemnified party stating that payment with respect to a Loss by an indemnified party was required and that such Loss has been paid by the indemnified party and any of its Affiliates and the amount thereof and of the indemnity payment requested, together with all relevant written documentation related to such Loss and the payment except to the extent that the indemnifying party challenges in good faith its obligation to pay the Loss pursuant to Sections 6.01 and 6.02 herein.
                          -------------     ----

               6.06  Definitions.  For purposes of this Section 6:
                     -----------                        ---------
                         (i) an "After-Tax Amount" means an amount that, on an after-Tax basis reflecting the hypothetical Tax consequences of the receipt of such amount, shall be equal to the Loss indemnified pursuant to this
     Section 6, taking into account the hypothetical Tax consequences of the
     ---------
     payment or occurrence of such Loss;

                         (ii) references to "after-Tax basis" and "hypothetical Tax consequences" refer to calculations of Tax at the maximum statutory rate (or rates, in the case of an item of income or deduction Taxable or deductible for purposes of more than one Tax) applicable to the indemnified party for the relevant year, after taking into account, for example, the effect of deductions available for interest paid or accrued and Taxes such as state and local income Taxes, which effect would similarly be calculated on the basis of the maximum statutory rate (or rates) of the Tax (or Taxes) for which such deduction was available.

               6.07  Notice of Claim; Defense.  The indemnified party agrees to
                     ------------------------
     give prompt notice to the indemnifying party of written assertion of any claim (including any correspondence, notice, or other written communication from a Taxing Authority or any representative thereof of any pending or threatened Tax audits, or any pending or threatened judicial proceedings involving Taxes), or the commencement of any suit, action or proceeding in respect of which indemnity may be sought hereunder and of any Loss, which the indemnified party deems to be within the ambit of this Section 6
                                                                ---------
     (specifying with reasonable particularity the basis therefor) and will give the indemnifying party such information with respect thereto as the indemnifying party may reasonably request. The indemnifying party may, at its own expense, upon notice to the indemnified party, assume the defense of any such suit, action or proceeding; provided that (i) the indemnifying
                                             --------
     party shall thereafter consult with the indemnified party upon the indemnified party's reasonable request for such consultation from time to time with respect to such suit, action or proceeding and (ii) the indemnifying party shall not, without the indemnified party's consent, which consent shall not be unreasonably withheld, agree to any settlement with respect to any Tax if such settlement could adversely affect the past, present or future Tax liability of the indemnified party. If the indemnifying party assumes such defense, the indemnified party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof and the indemnified party shall not settle any claim relating to a Loss, unless written consent is received from the indemnifying party. Whether or not the indemnifying party chooses to defend or prosecute any claim, all of the parties hereto shall cooperate in the defense or prosecution thereof, which cooperation shall include, without limitation, the retention and the provision upon reasonable request of records and information relating to such claim, and, subject to Section 3, making
                                                         ---------
     employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such claim.

               6.08  Limitation on Liability.  The indemnifying party shall not
                     -----------------------
     be liable under this Section 6 with respect to any Tax resulting from a
                          ---------
     claim or demand the defense of which it was not offered the opportunity to assume as provided under Section 6.07 hereof to the extent the indemnifying
                              ------------
     party's liability under this Section 6 is adversely affected as a result
                                  ---------
     thereof. No investigation by the indemnified party or any of its Affiliates at or prior to the Closing Date shall relieve the indemnifying party of any liability hereunder.

                                      SECTION 7

                                  OTHER TAX MATTERS

               7.01  Other Taxes.  All transfer, documentary, sales, use, stamp,
                     -----------
     registration and other such Taxes and fees (including any penalties and interest) incurred in connection with the transaction contemplated by this Agreement (including any New York State Gains Tax, New York City Transfer Tax and any similar tax imposed in other states or subdivisions), shall be paid by GIANT when due, and GIANT will, at its own expense, file all necessary Tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees, and if required by applicable law, Cement will, and will cause its Affiliates to, join in the execution of any such Tax returns and other documentation.

               7.02  Payment of Refunds.  GIANT shall promptly pay or shall
                     ------------------
     cause prompt payment to be made to Cement of the amount of any refund of an overpayment of Taxes with respect to the members of the Cement Group, determined in the case of income Taxes, under the principles of Section
                                                                     -------
     2.04, upon receipt by GIANT or any Affiliate of GIANT (or any successor of
     ----
     GIANT or any Affiliate of GIANT) of such refund. Cement shall promptly pay or shall cause prompt payment to be made to GIANT of the amount of any refund of an overpayment of Taxes with respect to GIANT and any Affiliate of GIANT, determined in the case of income Taxes, under the principles of
     Section 2.04, upon receipt by any member of the Cement Group (or any
     ------------
     successor of such Cement Group member) of such refund.

               7.03  Carrybacks and Carryforwards.  GIANT will not pay to Cement
                     ----------------------------
     the benefit received by the Cement Group, GIANT or any Affiliate thereof from the use in any Pre-Closing Tax Period of a carryback of any Tax Asset from a Post-Closing Tax Period. Cement will not pay to GIANT the benefit received by the GIANT GROUP, Cement or any Affiliate thereof from the use in any Post-Closing Tax Period of a carry-forward of any Tax Asset from a Pre-Closing Tax Period.

                                      SECTION 8

                                       SURVIVAL

               Notwithstanding anything in this Agreement to the contrary, the provisions of this Agreement shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) and, as to the liabilities for Taxes arising from agreement to indemnify Persons for payment of Taxes, shall survive for the indemnification period of the applicable agreement.

                                      SECTION 9

                                       NOTICES

               All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, by certified or registered mail with postage prepaid:

               (a)  If to GIANT or to the GIANT GROUP,

                    GIANT GROUP, LTD.,
                    150 El Camino
                    Beverly Hills, California  90212
                    Attention:  Burt Sugarman, Chairman

               with copies to:

                    Mason & Company
                    400 Park Avenue
                    New York, New York  10022
                    Attention:  David Gotterer, Vice Chairman

     or to such other party or address as the GIANT shall furnish to Cement in writing.

               (b)  If to Cement or to the Cement Group

                    Giant Cement Holding, Inc.
                    P.O. Box 218
                    Highways 453 and I-26
                    Harleyville, South Carolina  29448
                    Attention:  Terry L. Kinder, Vice President

               with a copy to:

                    Keystone Cement Company
                    P.O. Box 14
                    Bath, Pennsylvania  18014-0058
                    Attention:  Gary L. Pechota, Chairman

     or to such other party or address as Cement shall furnish to GIANT in writing.

                                      SECTION 10

                                      ASSIGNMENT

               This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto without the prior written consent of the other party hereto, which consent cannot be unreasonably withheld.

                                      SECTION 11

                                    GOVERNING LAW

               This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of laws principles thereof.

                                      SECTION 12

                                     COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      SECTION 13

                                       HEADINGS

               The headings of the Sections of this Agreement are inserted for convenience only and shall not constitute a part thereof or affect in any way the meaning or interpretation of this Agreement.

                                      SECTION 14

                                   ENTIRE AGREEMENT

               This Agreement and the other documents and certificates delivered pursuant to the terms hereof, set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of either party hereto.

                                      SECTION 15

                                    THIRD PARTIES

               Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.


                                   GIANT GROUP LTD.



                                   By: /s/ David Gotterer
                                       ----------------------------
                                       David Gotterer, Vice Chairman



                                   GIANT CEMENT HOLDING, INC.



                                   By: /s/ Terry Kinder
                                       ------------------------------
                                       Terry L. Kinder, Vice President